SHARE CAPITAL, TREASURY SHARES AND DIVIDENDS	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
SHARE CAPITAL, TREASURY SHARES AND DIVIDENDS	SHARE CAPITAL, TREASURY SHARES AND DIVIDENDS

Authorized share capital:
(in thousands of $ except per share amount)	2021	2020	2019
300 million common shares in 2021 and 200 million common shares in 2020 and 2019 with $0.05 par value	15,000	10,000	10,000
In March 2021, at our Annual General Meeting ("AGM"), the shareholders approved to increase our authorized share capital from $10,000,000 divided into 200,000,000 common shares of $0.05 par value to $15,000,000 divided into 300,000,000 common shares of $0.05 par value. In May 2021, at our Annual General Meeting, our shareholders approved a reduction of the Additional Paid in Capital account,. As a result, $350.7 million in additional paid in capital was reclassified to contributed surplus in 2021.

Issued and outstanding number of shares:
(number of shares of $0.05 each)	2021	2020	2019
Issued shares: Balance at start of year	144,272,697	144,272,697	144,272,697
- Shares issued	56,917,924	—	—
- Issue of consideration shares to Hemen	—	—	—
- Settlement of options	—	—	—
Issued shares: Balance at the end of year	201,190,621	144,272,697	144,272,697

Outstanding number of shares: Balance at start of year	143,327,697	143,277,697	143,827,697
- Shares issued	56,917,924	—	—
- Repurchases of shares	—	—	(855,000)
- Distribution of treasury shares	190,000	50,000	305,000
Outstanding number of shares: Balance at end of year	200,435,621	143,327,697	143,277,697

In February 2021, we completed a private placement, which raised gross proceeds of NOK 2,873 million, or approximately $338 million through the placing of 54,207,547 new shares at a subscription price of NOK 53.00 per offer share. Net proceeds from the private placement after deduction of legal and other placement related costs amounted to $335.3 million. Hemen subscribed for 27,103,773 new shares, equivalent to approximately $169 million.

In May 2021, we completed a subsequent offering following the private placement and issued 2,710,377 new shares at NOK 53.00 per share, raising gross proceeds of NOK 143.6 million (or approximately $16.9 million). Net proceeds from the subsequent offering after deduction of legal and other placement related costs amounted to $16.9 million. All shares were acquired by third parties.

No own shares were acquired in 2021 and 2020. In 2019, we acquired an aggregate of 855,000 of our own shares, in open market transactions under our share buy-back program. The shares were acquired on the Oslo Stock Exchange. As of December 31, 2021, we have repurchased a total of 1,300,000 shares under our share buy-back program, and following a distribution of 545,000 shares in connection with our 2016 Share Option Plan, we held 755,000 treasury shares (December 31, 2020: 945,000 treasury shares, December 31, 2019: 995,000 treasury shares). In the year ended December 31, 2021, we issued 190,000 shares in connection with our 2016 Share Option Plan. We settled the applicable options using the equal amount of treasury shares and recorded a loss of $0.4 million in the equity statement.

In 2021, 2020 and 2019, we paid $320.7 million, $7.2 million and $46.6 million in dividends to our shareholders, respectively, corresponding to a dividend per share of $1.60, $0.05 and $0.33. Refer to Note 31, "Subsequent events", for any subsequent dividend declarations.

As of December 31, 2021, 200,435,621 common shares were outstanding (December 31, 2020: 143,327,697 common shares, December 31, 2019: 143,277,697 common shares), which includes an adjustment for treasury shares in 2021, 2020 and 2019 of 755,000, 945,000 and 995,000, respectively.